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                               EXHIBIT 23.01

                      CONSENT OF INDEPENDENT AUDITORS






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[Letterhead]



                      CONSENT OF INDEPENDENT AUDITORS'
                     ---------------------------------


Board of Directors
Net-X America, Inc.
Netherlands, Antilles

We hereby consent to the use of our report dated May 30, 2000, in this Form 10SB of Net-X America, Inc. for the period ended March 31, 2000, and the years ended June 30, 1999 and 1998 which is part of this Form 10SB and all references to our firm included in this Form 10SB.




                                     /s/ Jones, Jensen & Company
                                     ----------------------------
                                         Jones, Jensen & Company

Jones, Jensen & Company
Salt Lake City, Utah
June 26, 2000


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